NAMSA NATO MAINTENANCE AND SUPPLY AGENCY AGENCE OTAN D'ENTRETIEN ET D'APPROVISIONNEMENT

CONTRACT NAMSA : LZ-CYA-01	SUPPLEMENTAL AGREEMENT nº: 2 (Two)

DRAFTED BY : D. CARON	EFFECTIVE DATE : 6 Oct 2008

CONTRACTOR :
FAK27
CYALUME TECHNOLOGIES SA
295 rue Mayor de Montricher
Z.I. Milles
B.P. 435
F-13591 AIX-EN-PROVENCE Cedex 3
Attn: Nathalie Rizzo, CEO

SUBJECT :    Additional Items

I.	The parties to the above-numbered contract hereby agree to modify subject contract as follows:

ITEM 1) 6260-14-520-7578, LIGHT, CHEMILUMINESCENT Lot (Lot JVN@240) ***

ITEM 2) 7610-14-454-1755, NOTICE, TECHNIQUE(Lot SCMAT @420) ***

PART NO.	FORMULATION	ITEM NAME	NSN	Namsa Price	PLT (days)
***	***	FRENCH DCMAT LOT SCMAT @ 420 - STD	7610144541755	***	***
***	***	FRENCH DCMAT LOT JVN @ 240 - STD	6260145207578	***	***
***	***	FRENCH DCMAT LOT SCMAT @ 420 - PF	TBD	***	***
***	***	FRENCH DCMAT LOT JVN @ 240 - PF	TBD	***	***

Incoterms: FCA (Cyalume, France) <20K pcs, DDU >20K pcs to Liaison Officers Bay or Ex Works to any other location
* End-user statement required for IR products

II.  Except as hereby modified, either expressly or by necessary implication, all terms, covenants, and conditions of the contract affected shall continue in full force and effect. IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the day and year first above written.

CONTRACTOR	NORTH ATLANTIC TREATY ORGANIZATION NATO MAINTENANCE AND SUPPLY AGENCY (NAMSA)

SIGNATURE:	SIGNATURE:

***

DATE:	DATE: 6 Oct 2008

TYPED NAME AND TITLE:	TYPED NAME AND TITLE:
***
Senior Procurement Officer
NATO Cooperative Logistics Programme

L-8302 CAPELLEN (G.D. LUXEMBOURG)
Tel.	: (+352) 3063-(+ext.)
Fax	: (+352) 3063-4300
e-mail	: namsapp@namsa.nato.int

*** - Confidential treatment requested. Confidential portions of this agreement have been redacted and have been separately filed with the Commission.

6-Oct-2008	NATO UNCLASSIFIED PAGE 1 of 1